PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the comprehensive rehabilitation of Nostrand Houses, a 1,148-unit public housing development in the Sheepshead Bay neighborhood of Brooklyn, New York. The 16- building development currently serves more than 2,000 New York City residents.

The Nostrand Houses development was built in 1950 to house veterans and working families. In 2023, Nostrand Houses became the first NYCHA development to vote to join the New York City Public Housing Preservation Trust, a public entity created to accelerate comprehensive New York City Housing Authority (NYCHA) renovations while preserving public ownership, tenant protections, and long-term affordability. In September 2026, Nostrand Houses became the first development to close financing through the Public Housing Preservation Trust as part of a more than $600 million modernization project.

The five-year renovation will include fully renovated kitchens and bathrooms, new appliances, flooring, and windows, as well as resident-controlled heating and cooling. The project will also address lead and mold remediation and modernize the building’s heating, hot water, electrical, and plumbing systems. All elevators throughout the community will be replaced, and accessibility improvements will be implemented across the development.

HIT ROLE	The HIT is providing $83.2 million in financing through the purchase of municipal housing bonds and direct construction financing. This investment represents the HIT’s 82nd project in New York City.
SOCIAL IMPACT

The Preservation Trust structure will allow Nostrand Houses to transition from the traditional Section 9 public housing program to Section 8, providing access to increased federal operating subsidies while maintaining 100% public ownership. NYCHA will continue to manage the property, and residents will retain protections including permanently affordable rents and lease renewals. Rents at the property are restricted to households earning less than 80% of the Area Median Income, with all tenants required to pay no more than 30% of their income in rent.

The substantial rehabilitation of Nostrand Houses will be designed, constructed, and documented to seek Enterprise Green Communities (EGC) certification, a national green building standard for affordable housing that covers design, energy and water efficiency, building materials, indoor air quality, and operations and maintenance. The development also supports a transit-oriented lifestyle, with multiple bus routes and the Q subway line at Neck Road nearby.

ECONOMIC IMPACT OF INVESTMENT*

$83.2 Million HIT Investment	1,145 Units (100% affordable)	3,608,760 Hours of Union Construction Work Generated	$152.7 Million Tax revenue generated	$1.1 Billion Total economic benefit

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is current as of September 30, 2026. Economic impact data is in 2025 dollars and all other figures are nominal.

PROJECT PROFILE | Nostrand Houses – Brooklyn, NY

“The rehabilitation of Nostrand Houses is a perfect example of what we can accomplish when we invest in our communities and put skilled union tradesmen and tradeswomen to work. Through the AFL-CIO Housing Investment Trust, union pension dollars are being leveraged to create good-paying, family-sustaining careers and deliver much-needed improvements to more than 1,100 affordable homes. Commitments like these strengthen our communities, protect working families, and ensure that the men and women building and rebuilding our city can share in its success.”

– Gary LaBarbera, President The Building and Construction Trades Council of Greater New York

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

10/2026

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com